SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                     Date of Report:  February 8, 1994



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303             31-0345740
(State or other jurisdiction      (Commission File       (IRS Employer
of incorporation)                      Number)                Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


Item 5.   Other Events


          On February 8, 1994, the Company released its earnings for the fourth quarter and fiscal year 1993 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99.1 Other Exhibits--Earnings Release for Fourth Quarter and Fiscal Year 1993

                               EXHIBIT INDEX


     Exhibit

99.1 Other Exhibits--Earnings Release for Fourth Quarter and Fiscal Year 1993

                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.




February 8, 1994                   By  (Paul Heldman)
                                       Paul Heldman
                                       Vice President, Secretary
                                         and General Counsel